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                                                                   EXHIBIT 23.01


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report dated March 25, 1999, with respect to the consolidated financial statements of Harrah's Jazz Company and Subsidiary included in this Form 10-K, into JCC Holding Company's previously filed Registration Statement File No. 333-79437.


/s/ Arthur Andersen LLP

New Orleans, Louisiana,
March 29, 2000